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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2006

                     ASIA AUTOMOTIVE ACQUISITION CORPORATION
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-51831               20-3022522
------------------------------       -----------       ------------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)

401 South Old Woodward, Suite 450, Birmingham, Michigan        48009
-------------------------------------------------------      ----------
            (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:      (248) 203-9940
                                                         --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

            On April 18, 2006, the initial public offering ("IPO") of 5,031,250 Units ("Units") of Asia Automotive Acquisition Corporation (the "Company"), including 656,250 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and one Warrant ("Warrant") to purchase one share of Common Stock. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $40,250,000. Audited financial statements as of April 18, 2006 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statement and Exhibits

      (c)   Exhibits:

                   Exhibit 99.1   Audited Financial Statements

                   Exhibit 99.2   Press release dated April 18, 2006


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2006                   Asia Automotive Acquisition Corporation



                                        By: / s / William R. Herren
                                        ----------------------------------------
                                        William R. Herren
                                        Chairman of the Board


                                        By: / s / Rudy Wilson
                                        ----------------------------------------
                                        Rudy Wilson
                                        Chief Executive Officer
                                        (Principal Executive Officer)
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                                  Exhibit Index


                  Exhibit no.               Description of Exhibit
                  -----------               ----------------------

                  Exhibit 99.1              Audited Financial Statements

                  Exhibit 99.2              Press release dated April 18, 2006
